SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 FORM 8-K


                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934




Date of Report (Date of Earliest Event Reported)     April 15, 1998


QUADRAX CORPORATION
(Exact Name of Registrant as Specified in Charter)


Delaware		             		0-16052	          			05-0420158
(State or Other
 Jurisdiction of		(Commission File Number)		(IRS Employer
  Incorporation)			                  						Identification No.)


618 Main Street, PO Box 1001,   West Warwick, RI  02893-0901
(Address of Principal Executive Offices)		        (Zip Code)


Registrant's telephone number, including area code  (401) 683-6600



300 High Point Ave.     Portsmouth, RI  02871
(Former Name or Former Address, If Changed Since Last Report.)




Item 5. Other Events

See press release dated April 15, 1998 attached as exhibit 99.1

 .


C)  Exhibits.

      99.1  The Company's press release dated April 15, 1998.







Signatures

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      							Quadrax Corporation




                 April 15,1998	          /s/ James J. Palermo
                   	(Date)	            	James J. Palermo, Chairman and
	                                     		Chief Executive Officer



                 April 15, 1998         /s/ Brooks R. Herrick
                   	(Date)		            Brooks R. Herrick, Chief
                                 						 Financial Officer and Principal
			                                     Accounting Officer